                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 3, 2003
                              --------------------

                     PEOPLE'S PREFERRED CAPITAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             MARYLAND                     0-23131            95-4642529
--------------------------------------------------------------------------------
  (State of other Jurisdiction       (Commission File      (IRS Employer
       of Incorporation)                  Number)        Identification No.)

              221 S. FIGUEROA STREET, LOS ANGELES, CALIFORNIA 90012
              -----------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (213) 443-1400
                                                           --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 3, 2003, the board of directors of People's Preferred Capital Corporation (the "Company") voted to authorize the redemption of all of the Company's outstanding 9.75% Noncumulative Exchangeable Preferred Stock, Series A (the "Series A Preferred Shares"). In accordance with the Company's Articles of Incorporation, as amended, the Company will mail to holders of the Series A Preferred Shares a notice containing details regarding the redemption.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 3, 2003                       PEOPLE'S PREFERRED CAPITAL CORPORATION

                                    By: /s/ GREGORY MITCHELL
                                        ------------------------
                                        Gregory Mitchell
                                        CHIEF EXECUTIVE OFFICER


                                       3